                                                                   EXHIBIT 10.12

                               FINANCING AGREEMENT


                  This FINANCING AGREEMENT, dated as of November 5, 1997 (the "Agreement"), is between AmeriGas Propane, Inc., a Pennsylvania corporation ("AGP"), and AmeriGas Propane, L.P., a Delaware limited partnership ("APLP").


                                   BACKGROUND

                  A. AGP is the sole general partner of APLP.

                  B. AGP has agreed to make available to APLP a revolving credit facility, upon the terms and conditions set forth in this Agreement, to finance APLP's working capital, capital expenditures and interest and distribution expenses.

                  C. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in that certain Amended and Restated Credit Agreement dated as of September 15, 1997 among AGP, APLP, Petrolane Incorporated, Bank of America National Trust and Savings Association, as Agent, First Union Capital Markets Corp., as Syndication Agent, and the other financial institutions party thereto (the "Credit Agreement").

                  NOW, THEREFORE, in consideration of the premises and covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. Credit Line Terms.

                           (a) Credit Limit. AGP agrees, on the terms and
conditions set forth herein, to make loans ("Loans") to APLP from time to time on any Business Day during the period from the date hereof to the Revolving Termination Date, in an aggregate principal amount not to exceed at anytime outstanding of $20,000,000 (the "Commitment"). Subject to the other terms and conditions hereof, APLP may borrow under this Section 1(a), prepay under Section 1(d) and reborrow under this Section 1(a). The Commitment shall automatically be terminated (i) upon the occurrence of an Event of Default (as defined in Section 4 below) unless waived in writing by AGP or (ii) if AGP is no longer the sole general partner of APLP. Upon the termination of the Commitment, subject to the provisions of Section 15 below, APLP shall pay to AGP all amounts owing or payable under this Agreement, without presentment, demand, protest or any other notice of any kind, all of which are expressly waived by APLP.

                           (b) Procedure for Borrowing. Each borrowing by APLP
pursuant to Section 1(a) shall be made upon APLP's written notice delivered to AGP one Business Day prior to the requested borrowing date specifying the requested borrowing amount and date. All advances by AGP hereunder shall be noted on the Master Promissory Note provided for in Section 3 hereof.

                           (c) Voluntary Termination or Reduction of Commitment.
APLP may, upon prior written notice to AGP, terminate the Commitment or permanently reduce the Commitment by an aggregate minimum amount of $1,000,000 or any multiple of $1,000,000 in excess thereof. At no time shall the amount of outstanding Loans exceed the amount of the Commitment.

                           (d) Optional Prepayment. APLP may at anytime, upon
prior notice to AGP, prepay Loans, together with all accrued and unpaid interest thereon, in whole or in part.

                           (e) Repayment. APLP shall repay to AGP on the
Revolving Termination Date the aggregate principal amount of Loans outstanding on such date, together with all accrued and unpaid interest thereon.

                           (f) Interest. Each Loan shall bear interest on the
outstanding principal amount thereof from the applicable borrowing date to the one month anniversary of the borrowing date at a rate per annum equal to the Offshore Rate, with an Interest Period of one month, on such borrowing date, plus the Applicable Margin for Offshore Rate Loans - Revolving Loans (the "Interest Rate"). On each one month anniversary of any Loan (the "Reset Date"), such Loan shall bear interest on the outstanding principal amount thereof until the next one month anniversary date at a rate per annum equal to the Interest Rate on the Reset Date. The Interest Rate shall change during any Interest Period as a result of changes in the Applicable Margin. Interest on each Loan shall be paid in arrears on the last day of each month and on the Revolving Termination Date.

                           (g) Default Interest. During the existence of any
Event of Default, interest shall be paid upon demand by AGP. The foregoing notwithstanding, if any amount of principal of or interest on any Loan, or any other amount payable hereunder, is not paid in full when due, APLP agrees to pay interest on such unpaid amount, from the date such amount becomes due to the date such amount is paid in full, and after as well as before any entry of judgment thereon to the extent permitted by law, payable on demand (but not more frequently than once per week), at a fluctuating rate per annum equal to the Base Rate plus 2%.

                           (h) Facility Fees. APLP shall pay to AGP on the last
day of each calendar quarter a facility fee from the date hereof through the Revolving Termination Date, on the daily average amount of the Commitment (whether or not used), at the rate per annum set forth below for each pricing tier as such pricing tier is applicable.


Pricing Tier                                  Funded Debt/EBITDA                                Facility Fee Rate
------------                                  ------------------                                -----------------

           I                                 (less than) 1.75 x                                      0.1000%

          II                         (greater than or equal to) 1.75 x but                           0.1250%
                                             (less than) 2.75 x

          III                        (greater than or equal to) 2.75 x but                           0.1500%
                                             (less than) 3.25 x

          IV                         (greater than or equal to) 3.25 x but                           0.2000%
                                             (less than) 3.75 x

           V                         (greater than or equal to) 3.75 x but                           0.2500%
                                             (less than) 4.25 x

          VI                         (greater than or equal to) 4.25 but
                                             (less than) 4.75 x                                      0.3000%

          VII                        (greater than or equal to) 4.75 x                               0.3750%

For the purpose of determining the applicable pricing tier, EBITDA shall be determined as at the end of each fiscal quarter for the four fiscal quarters then ending and Funded Debt shall be determined as at the end of each fiscal quarter. Pricing changes shall be effective forty-five (45) days after the end of each of the first three fiscal quarters of the fiscal year and ninety (90) days after each fiscal year end.

                           (i) Payments by APLP. All payments by APLP shall be
made without set-off, recoupment or counterclaim. Any payment due on a day other than a Business Day shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

                           (j) Waivers of Notices, Etc. APLP hereby waives
presentment, demand, protest, notice of default, and any and all other notices or demands in connection with the delivery, acceptance, performance or enforcement of this Agreement.

                           (k) Computation of Fees and Interest. All
computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed. Interest and fees shall accrue during each period during which interest on such fees are computed from the first day thereof to the last day thereof.

                  2. Lending Authority. The President, any Vice President, the Treasurer and any other officer of AGP shall have the authority hereunder on behalf of AGP to receive requests for advances from, to lend funds to, and to give notices to, APLP, and to take such other steps on behalf of AGP as are reasonable and necessary to carry out the terms of this Agreement. The President, any Vice President, the Treasurer and any other officer of AGP shall have the authority hereunder on behalf of APLP to request advances and to borrow funds from, and to give notices and confirmations to, AGP, to make repayments of any amounts due hereunder, and to take such other steps on behalf of APLP as are reasonable and necessary to carry out the terms of this Agreement.

                  3. Master Promissory Note. Concurrent with the signing of this Agreement, APLP shall deliver to AGP a properly completed and duly executed Master Promissory Note, substantially in the form attached hereto as Exhibit A; provided, however, that notwithstanding the face amount of the Master Promissory Note, APLP's liability thereunder shall be limited at all times to APLP's actual indebtedness (principal and interest) then outstanding to AGP hereunder.

                  4. Events of Default. It shall be an "Event of Default" under this Agreement if (a) APLP shall fail to pay to AGP any amount of principal of any Loan or, within ten (10) days after the same becomes due, any interest, fee or other amount payable to AGP hereunder, or (b) an Event of Default as described in Section 9.1 of the Credit Agreement shall occur and be continuing.

         If an Event of Default occurs and is continuing, APLP may, subject to the provisions of Section 15 hereof:

                           (a) declare all amounts owing or payable under this
Agreement due and payable, without presentment, demand, protest or other notice of any kind, all of which are expressly waived by APLP; and/or

                           (b) exercise all rights and remedies available under
this Agreement or applicable law;

provided, however, that upon the occurrence of any event specified in subsection
(f) or (g) of Section 9.1 of the Credit Agreement (in the case of clause (i) of subsection (g) upon the expiration of the sixty (60) day period mentioned therein), the unpaid principal amount of all Loans and all interest and other amounts shall automatically become due and payable without further act of AGP.

The rights provided in this Agreement are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or Agreement now existing or hereafter arising.

                  5. Payment of Expenses. APLP shall bear all expenses incurred by either party hereto in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby.

                  6. Further Assurances. Each party shall from time to time at the request of the other execute, acknowledge and deliver any and all such further papers, documents, powers of attorney, notices or other instruments that may reasonably be required to give full force and effect to the provisions and intent of this Agreement.

                  7. Assignment. None of the rights or obligations of APLP under this Agreement shall be assignable by APLP. AGP shall not sell, pledge, assign or otherwise transfer any of its rights hereunder without giving APLP written notice thereof.

                  8. Notices. Except where oral notice is specifically permitted by this Agreement and other than as set forth below, any notice to AGP or APLP hereunder shall be in writing and sent to the following addresses, unless and until either party notifies the other in writing to the contrary:

                  If to AmeriGas Propane, Inc., to Box 965, Valley Forge, PA 19482, Attention: Treasurer.

                  If to AmeriGas Propane, L. P., to Box 965, Valley Forge, PA 19482, Attention: Treasurer.

                  9. Governing Law. This Agreement, and all documents issued or delivered pursuant hereto, shall be deemed to have been signed, accepted, completed and issued at the office of AGP at King of Prussia, Pennsylvania, and shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania.

                  10. Binding Effect. This Agreement shall inure to the benefit of, and be binding upon and enforceable by, the parties hereto and their respective successors and assigns.

                  11. Entire Agreement; Amendments. This Agreement, together with the Exhibit referred to herein, sets forth the entire agreement of the parties hereto with respect to the subject matter hereof. Any prior agreements or understandings between the parties hereto regarding the subject matter hereof, whether written or oral, are superseded by this Agreement. This Agreement may not be amended or modified except by a written instrument duly executed by each of the parties hereto.

                  12. Waiver. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party, and such waiver shall not constitute a waiver of any other provision of this Agreement or a further waiver of the provision waived.

                  13. Section Headings; Gender; Number. All section headings, and the use of a particular gender or number (plural or singular), are for convenience only and shall in no way modify or restrict any of the terms or provisions hereof.

                  14. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, and both of which taken together shall constitute but one and the same instrument. This Agreement shall become binding only when each party hereto has executed and delivered to the other party one or more counterparts.

                  15. Subordination. (a) The indebtedness ("Subordinated Debt") evidenced by this Agreement is subordinate and junior in right of payment to all Senior Debt (as defined in subdivision (b) hereof) of APLP to the extent provided herein.

                  (b) For all purposes of these subordination provisions the term "Senior Debt" shall mean all principal of and Make Whole Amount, if any, and interest on (i) APLP's First Mortgage Notes, Series A through C, originally issued in the aggregate principal amount of $518,000,000, pursuant to separate Note Agreements, dated as of April 12, 1995 as amended, between APLP, AmeriGas Propane, Inc., a Pennsylvania corporation and Petrolane Incorporated, a California corporation and the institutional investors listed on Schedule I thereto (and any notes issued in substitution therefor), (ii) those obligations outstanding under the Credit Agreement, and (iii) all other indebtedness of APLP for borrowed money unless, under the instrument evidencing the same or under which the same is outstanding, it is expressly provided that such other indebtedness is junior and subordinate to other indebtedness and obligations of APLP. The Senior Debt shall continue to be Senior Debt and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of or extension or renewal of the Senior Debt.

                  (c) Upon the happening of an event of default with respect to any Senior Debt, as defined therein or in the instrument under which the same is outstanding, which occurs at the maturity thereof or which automatically accelerates or permits the holders thereof to accelerate the maturity thereof, then, unless and until such event of default shall have been remedied or waived or shall have ceased to exist, no direct or indirect payment (in cash, property or securities or by set-off or otherwise) other than Permitted Payments shall be made on account of the principal of, or premium, if any, or interest on any Subordinated Debt, or as a sinking fund for the Subordinated Debt, or in respect of any redemption, retirement, purchase or other acquisition of any of the Subordinated Debt. For purposes of these subordination provisions, "Permitted Payments" shall mean (i) payments of in-kind interest and (ii) payments of Permitted Securities (as defined below) pursuant to paragraph (d) below.

                  (d) In the event of

                  (i) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to APLP, its creditors as such or its property,

                  (ii) any proceeding for the liquidation, dissolution or other winding-up of APLP, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,

                  (iii) any assignment by APLP for the benefit of creditors, or

                  (iv)     any other marshalling of the assets of APLP,

all Senior Debt (including any interest thereon accruing at the legal rate after the commencement of any such proceedings and any additional interest that would have accrued thereon but for the commencement of such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property (other than Permitted Payments), shall be made to any holder of any Subordinated Debt on account of any Subordinated Debt. Any payment or distribution, whether in cash, securities or other property (other than securities ("Permitted Securities") of APLP or any other entity provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to Subordinated Debt, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of this Subordinated Debt shall be paid or delivered directly to the holders of Senior Debt in accordance with the priorities then existing among such holders until all Senior Debt (including any interest thereon accruing at the legal rate after the commencement of any such proceedings and any additional interest that would have accrued thereon but for the commencement of such proceedings) shall have been paid in full.

                  (e) In the event that any holder of Subordinated Debt shall have the right to declare any Subordinated Debt due and payable as a result of the occurrence of any one or more defaults in respect thereof, under circumstances when the terms of subdivision (d) above are not applicable, such holder shall not declare such Subordinated Debt due and payable or otherwise to be in default and, solely in its capacity as a holder of such Subordinated Debt, shall take no action at law or in equity in respect of any such default unless and until all Senior Debt shall have been paid in full.

                  (f) If any payment or distribution of any character or any security, whether in cash, securities or other property (other than Permitted Payments), shall be received by a holder of Subordinated Debt in contravention of any of the terms hereof before all the Senior Debt shall have been paid in full, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Debt at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full. In the event of the failure of any holder of any Subordinated Debt to endorse or assign any such payment, distribution or security, each holder of Senior Debt is hereby irrevocably authorized to endorse or assign the same.

                  (g) No present or future holder of any Senior Debt shall be prejudiced in the right to enforce subordination of Subordinated Debt by any act or failure to act on the part of APLP. Nothing contained herein shall impair, as between APLP and the holder of this Subordinated Debt, the obligation of APLP to pay to the holder hereof the principal hereof and interest hereon as and when the same shall become due and payable in accordance with the terms hereof, or prevent the holder of any Subordinated Debt from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a default or event of default hereunder, all subject to the rights of the holders of the Senior Debt to receive cash, securities or other property (other than Permitted Payments) otherwise payable or deliverable to the holders of Subordinated Debt.

                  (h) Upon the payment in full of all Senior Debt, the holders of Subordinated Debt shall be subrogated to all rights of any holders of Senior Debt to receive any further payments or distributions applicable to the Senior Debt until the Subordinated Debt shall have been paid in full, and, for purposes of such subrogation, no payment or distribution received by the holders of Senior Debt of cash, securities or other property to which the holders of the Subordinated Debt would have been entitled except for these subordination provisions shall, as between APLP and its creditors other than the holders of Subordinated Debt, on the one hand, and the holders of Subordinated Debt, on the other, be deemed to be a payment or distribution by APLP to or on account of Senior Debt.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.



                                         AMERIGAS PROPANE, INC.


                                         By:____________________________________
                                             Charles L. Ladner
                                             Vice President-Finance & Accounting



                                         AMERIGAS PROPANE, L.P.

                                         BY:      AMERIGAS PROPANE, INC.
                                                  AS GENERAL PARTNER

                                                  By:___________________________
                                                      Michael J. Cuzzolina
                                                      Treasurer

                                     FORM OF
                             MASTER PROMISSORY NOTE


Maximum Principal Amount: $20,000,000                    Date: November __, 1997

         FOR VALUE RECEIVED, AmeriGas Propane, L.P., a Delaware limited partnership (the "Borrower"), hereby promises to pay to AmeriGas Propane, Inc., a Pennsylvania corporation (the "Lender"), the principal amount of each advance made to the Borrower under the Financing Agreement referred to below on such dates as may be determined in accordance with such Agreement. The aggregate principal amount of such advances outstanding at any one time shall not exceed the amount set forth above.

         This Master Promissory Note is issued under, and subject to the terms and conditions of, the Financing Agreement, dated as of November 5, 1997 (the "Agreement"), between the Borrower and the Lender.

         Interest on the outstanding principal amount of each advance evidenced by this Master Promissory Note shall accrue and be payable in accordance with the terms of the Agreement.

         The Agreement provides for optional prepayment by the Borrower of the advances evidenced by this Master Promissory Note. The Agreement also provides that this Master Promissory Note is subject to subordination terms as provided in paragraph 15 thereof.

         This Master Promissory Note is being made and delivered in the Commonwealth of Pennsylvania and shall be governed by, and construed and enforced in accordance with, the laws of such Commonwealth.

         IN WITNESS WHEREOF, the Borrower has caused this Master Promissory Note to be duly executed and delivered as of the date first above written.


                                                 AMERIGAS PROPANE, L.P.

                                                 BY:      AMERIGAS PROPANE, INC.
                                                          AS GENERAL PARTNER

                                                          By:___________________
                                                              NAME:
                                                              TITLE:

                         LOANS AND PAYMENTS OF PRINCIPAL

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                    Amount    Amount of     Unpaid
          Quoted      of      Principal    Principal    Notation
Date       Rate      Loan      Repaid       Balance      Made By
----------------------------------------------------------------


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